UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8th, 2021

PREMIER PRODUCTS GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51232	85-3285491
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

6303 Owensmouth, #1058

Woodland Hills, CA 91367

(Address of principal executive offices) (Zip Code)

818-798-1878

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 2459.244a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 2459.244d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 2459.243e-4c))

ITEM 8.01. Other Events.

On March 19th 2021, Premier Products Group, Inc filed an 8k to address the issue of improperly converted common shares by Valley High Mining Company Noteholders.

Please see link of filing for reference: https://www.sec.gov/Archives/edgar/data/1301838/000147793221001532/pmpg_8k.htm

As of July 8th, 2021, Premier Products Group, Inc. has successfully completed the process of having 78 million common shares returned to its treasury.

Management will continue to pursue the Valley High Mining Company illegally issued shares by the Transfer Agent and continue to explore legal options with Counsel.

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SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PREMIER PRODUCTS GROUP, INC.

Date: July 8, 2021	/s/ Tony Hicks
Chairman & CEO

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